CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Dec. 31, 2022	Dec. 31, 2021
Shareholders' Equity
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	360,000,000	360,000,000
Common Stock, shares issued (in shares)	208,796,444	183,694,196
Common Stock, shares outstanding (in shares)	208,796,444	183,694,196